November 22, 2010 Via EDGAR

U.S. Securities and Exchange Commission

Division of Corporation Finance

100 F Street, NE

Washington, D.C.  20549

Attention: Evan S. Jacobson, Esq.

Re:                              TechTarget, Inc.
Schedule TO-I filed November 9, 2010
Amendment No. 1 to Schedule TO-I filed November 10, 2010
Amendment No. 2 to Schedule TO-I filed November 12, 2010

File No. 005-82910

Dear Mr. Jacobson:

On behalf of TechTarget, Inc. (the “Company”), set forth below are responses to the comments contained in your letter, dated November 15, 2010, to Greg Strakosch, Chief Executive Officer of the Company, relating to the above-referenced Tender Offer Statement on Schedule TO originally filed on November 9, 2010 (as amended, the “Schedule TO”).  To assist your review, we have retyped the text of the Staff’s comments in italics below.  The responses and information described below are based upon information provided to us by TechTarget.

TechTarget is filing, via EDGAR submission, Amendment No. 3 to the Schedule TO (“Amendment No. 3”) at the same time as we are transmitting this response letter.

Schedule TO-I

1.                                       Explain the basis for your determination that the pro forma financial information required by Item 1010(b) of Regulation M-A is not material in the context of this offer for a significant percentage (23.5%-25.5%) of your outstanding common shares.  Alternatively, provide the pro forma information required by that Item in the Offer to Purchase. In the preparation of any pro forma financial statements, please provide a sensitivity analysis illustrating the likely possible outcomes related to the tender offer; particularly, the circumstances where you would incur more indebtedness versus the circumstances where you will not incur any indebtedness.  You may structure the pro forma financial statements and related notes in the manner that most clearly conveys the likely possible outcomes.

Response:                                       The Company has revised the disclosure on page 27 of the Offer to Purchase by (1) renumbering Section 16 (“Miscellaneous”) as Section 17,

(2) adding a new Section 16 (“Financial Information”) to provide the following disclosure regarding the impact of the Company’s tender offer (the “Offer”) on the Company’s financial statements and (3) adding a question and answer in the Summary Term Sheet on page v of the Offer to Purchase to summarize such financial information included in Section 16 of the Offer to Purchase:

The consummation of the Offer will have the following effect on the Company’s financial statements:

(i)                                   the Company’s cash and cash equivalents will decrease by the total amount of funds used by the Company to consummate the Offer, including the payment of fees and expenses in connection with the Offer;

(ii)                                total stockholders’ equity will decrease by the amount of funds used to pay for the shares repurchased in the Offer;

(iii)                             the number of outstanding shares of common stock of the Company (the “Common Stock”) will be decreased by the number of shares repurchase in the Offer; and

(iii)                             earnings/loss per share at any given level of net income/loss of the Company will increase proportionately by virtue of the decrease in shares of Common Stock outstanding.

The Company will also disseminate such information by press release on the date hereof.  The Company also advises the Staff that it has no current plans to draw down on its revolving line of credit either in connection with the Offer or in the near future, even if in fact the amount available under the revolver is increased from $5,000,000 to $25,000,000; thus such possible, but not guaranteed, increase to the Company’s revolving line of credit will not have an immediate impact on the Company’s financial statements.

Exhibit 99(A)(1)(A): Offer to Purchase

Purpose of the Tender Offer; Certain Effects of the Tender Offer; Other Plans, page 4

2.                                       You state that officers and directors will not tender shares into the offer and will therefore own a greater percentage of the outstanding shares after completion of the offer.  On page 16 of the Offer to Purchase, you disclose that officers and directors may own almost 90% of the outstanding shares after this offer is completed, and particularly if you exercise the right to purchase an additional 2% of the outstanding shares. Describe in greater detail the effects of this extremely high concentration of ownership in the hands of insiders resulting from this offer, particularly with respect to future plans for the company.

Response:                                      The Company has revised the disclosure on pages 16 and 17 of the Offer to Purchase to correct the number of shares of Common Stock beneficially owned by the Company’s executive officers and directors and the percentage ownership of the Company’s outstanding shares of Common Stock owned by such individuals. Such amounts included in the Offer to Purchase erroneously included the number of shares of Common Stock beneficially owned by Polaris Venture Partners.  As of October 31, 2010, the Company’s executive officers and directors beneficially owned an aggregate of 22,369,972 shares of Common Stock, or approximately 48% of the outstanding shares of Common Stock (including all options that are scheduled to vest on or prior to December 31, 2010). After completion of the Offer, assuming the Company purchases 10,000,000 shares of Common Stock, the Company’s executive officers and directors will beneficially own approximately 61% (not 90% as currently provided in the Offer to Purchase) of the outstanding shares of Common Stock (including all options that are scheduled to vest on or prior to December 31, 2010). Furthermore, 12,776,074 shares of the 22,369,972 shares beneficially owned by the executive officers and directors as of October 31, 2010 is owned by the largest stockholder of the Company, and the director affiliated with such stockholder disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The Company respectfully submits that in light of the revised share numbers and the actual ownership of the majority of the shares beneficially owned by the executive officers and directors, additional detail regarding the effects of the ownership in the hands of insiders is unnecessary.

The Company will also disseminate the information regarding the correction of the number of shares of Common Stock beneficially owned by, and the corresponding percentage ownership of, the Company’s executive officers and directors by press release on the date hereof.

3.                                       Please note that if you or any affiliate, including officers or directors, take the company private in the future, this offer may be considered the first step in a series of transactions resulting in the deregistration of shares (even though they will not become eligible for deregistration as a result of this offer alone), and the offer may be subject to Rule 13e-3. Please supplementally discuss your plans in this regard.

Response:                                      The Company advises the Staff that the Company does not have any current plans to go private in the future and thus the Offer should not be considered the first step in a series of transactions resulting in the deregistration of shares and the applicability of Rule 13e-3.

Conditions of the Offer, page 12

4.                                       Refer to the first paragraph in this section. Explain how shares could have been accepted for payment before the Expiration Time. Alternatively, delete the language to that effect in the parenthetical in the middle of the paragraph.

Response:                                      The Company has revised the disclosure on page 12 of the Offer to Purchase to remove the parenthetical “(whether any shares have theretofore been accepted for payment)”.

5.                                       In the first sentence of the final paragraph, you state that you may assert a condition even where your own action or omission gives rise to the existence of the condition.  Although you qualify this language somewhat later in the same sentence, an offer condition that can be triggered by your own action or omission renders the offer illusory.  Please revise.

Response:                                      The Company has revised the disclosure on page 14 of the Offer to Purchase to remove the parenthetical “(including any action or inaction of the Company)”.

6.                                       Where a condition is triggered and you decide to proceed with the offer anyway, your inaction constitutes a waiver of the triggered condition.  Depending on the materiality of the waived condition and the number of days remaining in the offer, you may be required to extend the offer and recirculate new disclosure to security holders.  You may not, however, simply fail to assert a triggered offer condition and thus effectively waive it without officially doing so.  Please confirm your understanding in your response letter.

Response:                                      The Company confirms its understanding that when a condition is triggered and the Company decides to proceed with the Offer anyway, the Company may be required to extend the Offer and recirculate new disclosure to securityholders depending on the materiality of the waived condition and the number of days remaining in the Offer.

7.                                       When an offer condition is triggered by events that occur during the offer period and before the expiration of the offer, the company should inform holders of securities how it intends to proceed promptly, rather than wait until the end of the offer period, unless the condition is one where satisfaction of the condition may be determined only upon expiration.  Please confirm your understanding in your response letter.

Response:                                      The Company confirms its understanding that when an offer condition is triggered by events that occur during the offer period and before the expiration of the Offer, the Company will inform holders of securities how it intends to proceed promptly, rather than wait until the end of the offer period, unless the condition is one where satisfaction of the conditions may be determined only upon expiration.

Source and Amount of Funds, page 15

8.                                       We note that if you purchase more than 6,700,000 shares in this offer, you intend to borrow additional funds, either under your existing credit facility with RBS Citizens National Association or through other lenders.  Please revise to provide additional disclosure pursuant to Item 1007(d) of Regulation M-A for the revolving credit or other debt facility.  In addition, file the credit facility and all amendments thereto as exhibits.  See Item 1016(b) of Regulation M-A.

Response:                                      The Company advises the Staff that, as indicated on page 15 of the Offer to Purchase, the Offer is not conditioned upon the receipt of financing.  The Company possesses all necessary funds to consummate the Offer from cash, cash equivalents and investments on hand.  As discussed in the response to comment number 1, the Company does not have any current plans to draw down on its revolving line of credit either in connection with the Offer or in the near future. Accordingly, the Company respectfully submits that (i) additional disclosure pursuant to Item 1007(d) of Regulation M-A for the revolving credit or other debt facility and (ii) the filing of the credit facility and all amendments thereto as exhibits pursuant to Item 1016(b) of Regulation M-A is unnecessary.

Miscellaneous, page 27

9.                                       We note your statement on page 27 that if you determine that you are not legally able to make the offer in a particular jurisdiction, tenders will not be accepted from or on behalf of holders of shares in such jurisdiction.  Please clarify, if true, that you are referring to a U.S. state and not a non-U.S. jurisdiction.  If not, please advise us how you are complying with the all-holders provision in exchange Act Rule 13e-4(f)(8)(i).  We view Exchange Act Rule 13e-4(f)(9)(ii) as permitting the exclusion of only those holders residing in a U.S. state where the issuer is prohibited from making the tender offer pursuant to applicable state law.  While you may not be required to disseminate the Offer to Purchase into any jurisdiction where doing so would contravene the laws of that jurisdiction, you may not restrict tenders from any particular jurisdiction, consistent with Rule 13e-4(f)(8)(i).  Please revise or advise.

Response:                                      The Company has revised the disclosure page 27 of the Offer to Purchase to replace the word “jurisdiction” with the words “U.S. state”.

*                                         *                                         *                                         *                                         *

In connection with the Company’s responses above, the Company hereby confirms that:

•                                          the Company is responsible for the adequacy and accuracy of the disclosure in the filing;

•                                          Staff comments or changes to disclosure in response to Staff comments do not foreclose the Commission from taking any action with respect to the filing; and

•                                          the Company may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

If you have any further questions or comments, or if you require any additional information with respect to the Schedule TO-I, please contact the undersigned by telephone at (617) 526-6571 or by facsimile at (617) 526-5000.  Thank you for your assistance.

Sincerely,

/s/ Graham Robinson

Graham Robinson

cc:                                Greg Strakosch, TechTarget, Inc.

Rick Olin, TechTarget, Inc.

Christina Chalk, Esq.

Mark Borden, Esq.